Spirit of America
ENERGY FUND

Summary Prospectus | March 30, 2021	Class A Shares Ticker: SOAEX
Class C Shares Ticker: SACEX
Institutional Shares Ticker: SAIEX

Before you invest, you may want to review the Spirit of America Energy Fund’s (the “Energy Fund” or the “Fund”) prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at www.SOAFunds.com. You can also get this information at no cost by calling 1-516-390-5565 or by sending an e-mail request to info@soafunds.com. The Fund’s prospectus and Statement of Additional Information, both dated March 30, 2021, and most recent report to shareholders, dated November 30, 2020, are all incorporated by reference into this Summary Prospectus.

Investment Objective

The investment objective of the Energy Fund is to provide investors long-term capital appreciation and current income.

Fees and Expenses of the Energy Fund

Fees and Expenses of the Energy Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Energy Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below. You may qualify for sales charge discounts if you invest at least $25,000 in the funds comprising the Spirit of America Investment Funds, Inc., which include the Energy Fund, the Spirit of America Real Estate Income and Growth Fund (the “Real Estate Fund”), the Spirit of America Large Cap Value Fund (the “Large Cap Value Fund”), the Spirit of America Municipal Tax Free Bond Fund (the “Municipal Tax Free Bond Fund”), the Spirit of America Income Fund (the “Income Fund”) and the Spirit of America Income & Opportunity Fund (the “Income & Opportunity Fund”), and are collectively referred to as the “Spirit of America Investment Funds.” More information about these and other discounts is available from your financial professional and in the sections titled “Additional Information About How to Purchase Shares” and “Distribution Arrangements – Sale of Class A Shares” of the Energy Fund’s prospectus and in the section titled “How to Purchase Shares” of the Energy Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Institutional
	Shares	Shares	Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load)(1) (as a percentage of net asset value)	1.00%	1.00%	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Institutional
	Shares	Shares	Shares
Management Fees	0.95%	0.95%	0.95%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.36%	0.36%	0.36%
Deferred Tax Expense(2)	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	1.56%	2.31%	1.31%

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(1)	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be imposed on redemptions of Class A shares that were purchased within one year of the redemption date where an indirect commission was paid. CDSC on Class C Shares applies to shares sold within 13 months of purchase.

(2)	The Fund is classified for federal income tax purposes as a taxable regular corporation or so-called Subchapter “C” corporation. As a “C” corporation, the Fund accrues deferred tax liability for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of master limited partnerships considered to be a return of capital and for any net operating gains. The Fund’s accrued deferred tax liability, if any, is reflected each day in the Fund’s net asset value per share. The deferred income tax expense/(benefit) represents an estimate of the Fund’s potential tax expense/(benefit) if it were to recognize the unrealized gains/(losses) in the portfolio. An estimate of deferred income tax expense/(benefit) is dependent upon the Fund’s net investment income/(loss) and realized and unrealized gains/(losses) on investments and such expenses may vary greatly from year to year and from day to day depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. Therefore, any estimate of deferred income tax expense/(benefit) cannot be reliably predicted from year to year.

Example

This Example is intended to help you compare the cost of investing in the Energy Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Energy Fund for the time periods indicated and that you sell your shares at the end of those periods. The example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$725	$1,039	$1,376	$2,325
Class C Shares – no redemption	$234	$721	$1,235	$2,646
Class C Shares – with redemption	$334	$721	$1,235	$2,646
Institutional Shares	$133	$415	$718	$1,579

Portfolio Turnover

The Energy Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio) .. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Energy Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Energy Fund’s performance. During the most recent fiscal year ended November 30, 2020, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.

Principal Investment Strategies

The Energy Fund seeks to achieve its investment objective by investing at least 80% of its net assets plus any borrowings in a combination of securities and other assets of energy and energy related companies. The Fund seeks to achieve its investment objective through diversified exposure to U.S. and non-U.S securities of energy companies and energy related companies which are companies that are principally engaged in activities in the energy industry, such as the exploration, production, and transmission of energy or energy fuels; the making and servicing of component products for such activities; energy research; and energy conservation. As part of its investment process, the Adviser seeks investment opportunities in the energy industry that may provide steady sources of capital appreciation and current income without incurring unnecessary risks.

■	The Master Limited Partnership (“MLP”) securities in which the Fund invests are generally common units representing limited partnership interests of energy infrastructure MLPs. The Fund will invest in MLPs that derive the majority of their revenue from energy infrastructure assets and energy related assets or activities, including businesses: (i) involved in the gathering, transporting, processing, treating, terminalling, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal, (ii) primarily engaged in the acquisition, exploitation and development of crude oil, natural gas and natural gas liquids, (iii) that process, treat, and refine natural gas liquids and crude oil, and (iv) engaged in owning, managing, and transporting alternative energy infrastructure assets, including alternative fuels such as ethanol, hydrogen and biodiesel. The Fund may invest in MLPs of all market capitalization ranges.

■	The Fund may invest in equity securities, including common stock, preferred stock and convertible preferred stock of companies of any capitalization, whether domestic or foreign, with potential for accelerating growth, above-average growth or growth potential, increasing or consistent profitability and/or a proven history of paying consistent dividends. With respect to 20% of the Fund’s net assets, the Fund may invest in equity securities issued by non-energy related companies.

■	The Fund may invest in fixed income securities of any grade including those rated below investment grade and of any maturity, as well as non-rated fixed income securities, both short-term and long-term,

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including zero-coupon securities, taxable and tax-free municipal bonds, income producing convertible fixed income securities, corporate bonds, including high yield U.S. corporate bonds (i.e., “junk” bonds), floating rate bonds and step coupon bonds, municipal lease agreements, certificates of participation and collateralized mortgage obligations (“CMOs”). With respect to 20% of the Fund’s net assets, the Fund may invest in these fixed income securities issued by non-energy related companies.

■	The Fund may invest in open-end and closed-end investment companies, the retail shares of actively managed and index exchange-traded funds (“ETFs”), and private equity and debt investments that generally will include traditional private equity and venture capital control positions and minority investments in MLPs and energy infrastructure companies. The Fund currently does not intend that hedge funds, collateralized loan obligations and leveraged buyouts, will be included under such private equity investments.

■	The Adviser manages the Fund to achieve investment returns that match or outperform the S&P 500 Index before deducting Fund fees, expenses and taxes, over the long term by utilizing a disciplined investment process which focuses on risk-reduction and provides a considerable current income component. In managing the Fund’s investment portfolio, the Adviser seeks to avoid riskier investments. For example, the Adviser selects the MLPs in which the Fund invests and their weightings in the Fund’s portfolio by focusing on the business risk profiles of the MLPs, and considering other factors such as liquidity. The Adviser believes that its investment process and strategy provide a compelling balance of risk/reward for shareholders.

Principal Risks of Investing in the Energy Fund

An investment in the Energy Fund could lose money over short or long periods of time. You should expect and be able to bear the risk that the Energy Fund’s share price may fluctuate within a wide range. There is no assurance that the Energy Fund will achieve its investment objective. The Energy Fund’s performance could be adversely affected by the following principal risks. Each risk summarized below is a principal risk of investing in the Energy Fund and different risks may be more significant at different times depending upon market conditions or other factors.

■	MLP Risk. Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit holders to sell their common units at an undesirable time or price.

■	MLP Deferred Tax Risk. The Fund is classified for federal tax purposes as a taxable regular corporation or so-called Subchapter “C” corporation. As a “C” corporation, the Fund is subject to U.S. federal income tax on its taxable income at the rates applicable to corporations (currently, at a flat rate of 21%) as well as state and local income taxes. Electing to be taxed as a C corporation rather than a regulated investment company is a relatively recent strategy for open-end registered investment companies. This strategy involves complicated accounting, tax, net asset value (“NAV”) and share valuation aspects that would cause the Fund to differ significantly from most other open-end registered investment companies. This could result in unexpected and potentially significant accounting, tax and valuation consequences for the Fund and for its shareholders. In addition, accounting, tax and valuation practices in this area are still developing, and there may not always be a clear consensus among industry participants as to the most appropriate approach. This could result in changes over time in the practices applied by the Fund, which, in turn, could have significant adverse consequences on the Fund and it shareholders.

As a “C” corporation, the Fund accrues deferred income taxes for any future tax liability associated with that portion of MLP distributions considered to be a tax-deferred return of capital and for any net operating gains as well as capital appreciation of its investments. The Fund’s accrued deferred tax liability will be reflected each day in the Fund’s NAV. The Fund’s current and deferred tax liability, if any, will depend upon the Fund’s net investment gains and losses and realized and unrealized gains and losses on investments and therefore may vary greatly from year to year and from day to day depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. The Fund will rely to some extent on information provided by the MLPs, which may not be timely, to estimate deferred tax liability and/or asset

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balances. From time to time, the Fund may modify the estimates or assumptions regarding its deferred tax liability and/or asset balances as new information becomes available. The Fund’s estimates regarding its deferred tax liability and/or asset balances are made in good faith; however, the daily estimate of the Fund’s deferred tax liability and/or asset balances used to calculate the Fund’s NAV may vary dramatically from the Fund’s actual tax liability.

■	Equity Securities of MLPs Risk. MLP common units, like other equity securities, can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs, like the prices of other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

■	Concentration Risk. The Fund concentrates its investments in securities and other assets of energy and energy related companies. A fund that invests primarily in a particular sector could experience greater volatility than funds investing in a broader range of industries.

■	Industry Specific Risk. Due to the fact that the Fund normally invests at least 80% of its assets in the securities of companies principally engaged in activities in the energy industry, the Fund’s performance largely depends on the overall condition of the energy industry. The energy industry could be adversely affected by energy prices, supply-and-demand for energy resources, and various political, regulatory, and economic factors. The new presidential administration could significantly impact the regulation of United States financial markets and dramatically alter existing trade, tax, energy and infrastructure policies, among others. The Fund cannot predict whether federal financial regulatory agencies will take any action to adopt new regulations or provide guidance that will adversely impact the energy industry. In addition, the new administration has recently announced several initiatives aimed at addressing climate change. It is unclear how these initiatives could impact the Fund’s investments.
■	Collateralized Mortgage Obligation (“CMO”) Risk. The Energy Fund may be affected by the credit risk of CMOs, which is the possibility that the Fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss, if there are defaults on the mortgage loans underlying the CMOs. This risk may be increased to the extent that the underlying mortgages include sub-prime mortgages and in relation to the level of subordination of the category of the CMOs held by the Fund. In addition, CMOs may be less liquid or may exhibit greater price volatility than other types of mortgages or asset-backed securities. Some CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on the effective maturities of certain issues of these securities is magnified. CMO risk also depends on the issuer. While CMO collateral is typically issued by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) or Federal Home Loan Mortgage Corporation (“FHLMC”), the CMO itself may be issued by a private party, such as a brokerage firm, that is not covered by government guarantees. CMO collateral may also include different or specialized types of mortgage loans or mortgage loan pools, letters of credit, or other types of credit enhancements and these so-called “private label” CMOs are the sole obligation of their issuer.

■	Credit Risks of Lower-Grade Securities. The Energy Fund may be affected by credit risks of lower-grade securities which is the possibility that bonds rated below investment grade, or unrated of similar quality (i.e., “junk bonds”), may be subject to greater price fluctuations and risks of loss of income and principal than investment-grade securities. High yield bond issuers often include small or relatively new companies lacking the operating history or capital to warrant investment grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads. Securities that are (or that have fallen) below investment-grade have a greater risk that the issuers may not meet their debt obligations. These types of securities are generally considered speculative in relation to the issuer’s ongoing ability to make principal and interest payments. During periods of rising interest rates or economic downturn, the trading market for these securities may not be active and may reduce the Fund’s ability to sell these securities at an acceptable price. If the issuer of securities is in default in payment of interest or principal, the Fund may lose its entire investment in those securities.

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■	Dividend and Distribution Risk. There can be no assurance that a dividend-paying company held by the Fund will continue to make regular dividend payments. In addition, when the Fund invests a substantial portion of its net assets in MLPs, the Fund’s distributions may be characterized as returns of capital and, as a result, shareholders will see a reduction in their cost basis.

■	Interest Rate Risk. The Energy Fund’s performance could be adversely affected by interest rate risk, which is the possibility that overall bond prices will decline because of rising interest rates.

■	Investment Companies and ETFs Risk. Investments in the securities of ETFs and other investment companies, including money market funds, may involve duplication of advisory fees and certain other expenses. By investing in an ETF or another investment company, the Fund becomes a shareholder of that ETF or other investment company. As a result, Fund shareholders indirectly bear a fund’s proportionate share of the fees and expenses paid by the ETF or other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. As a shareholder, the Fund must rely on the ETF or other investment company to achieve its investment objective. If the ETF or other investment company fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares potentially may trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Additionally, despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the Fund has purchased may reduce the Fund’s yield and can cause the price of a money market security to decrease.

■	Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.

■	Manager Risk. The Energy Fund’s ability to achieve its investment objective is dependent on the Adviser’s ability to identify profitable investment opportunities for the Fund. There is a possibility that poor security selection will cause the Energy Fund to underperform compared to relevant benchmarks or other funds with similar investment objectives.

■	Market Risk. The market value of the Energy Fund’s investments in equities, including MLP common units, and fixed income securities will fluctuate as the respective markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy or it may affect the market as a whole. Performance of the Energy Fund can be affected by unexpected local, state, regional, national or global events (e.g., significant earnings shortfalls or gains, war, political events, acts of terrorism, the spread of infectious diseases or other public health issues, and natural and environmental disasters) that cause major price changes in individual securities or market sectors. The equity securities purchased by the Energy Fund may not appreciate in value as the Adviser anticipates.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in December 2019 and has now been transmitted globally. On March 11, 2020, the World Health Organization announced that it had made the assessment that COVID-19 can be characterized as a pandemic. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The value of the Fund and the securities in which the Fund invests may be adversely affected by impacts caused by COVID-19 and other epidemics and pandemics that may arise in the future. For additional information regarding Market Risk, refer to “Market Risk” in the section titled “Additional Information About the Investment Objective, Strategies and Related Risks” in the Fund’s prospectus.

■	Mid Cap Company Risk. Middle-cap companies may have greater potential for losses and be more vulnerable to adverse business or economic events than larger, more established companies and their securities may be riskier than those issued by large-cap companies and harder to sell at a

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favorable time and price. Mid-cap companies may fall out of favor with investors, have limited product lines, operating histories or financial resources, and may be dependent upon a particular niche of the market. Securities issued by mid-cap companies may have a value based in substantial part on future expectations rather than current achievements and their prices may move sharply, especially during market upturns and downturns.

■	MLP Affiliates Risk. The Fund may invest in the debt and equity securities issued by MLP affiliates and companies that own MLP general partner interests that are energy infrastructure companies. The Fund may invest in MLP I-Shares, which represent an indirect ownership interest in MLP common units. MLP I-Shares differ from MLP common units primarily in that, instead of receiving cash distributions, holders of MLP I-Shares receive distributions in the form of additional I-Shares. Issuers of MLP I-Shares are treated as corporations and not partnerships for tax purposes. MLP affiliates also include publicly traded limited liability companies that own, directly or indirectly, general partner interests of MLPs.

■	MLP Liquidity Risk. Although common units of MLPs trade on the New York Stock Exchange (“NYSE”), the NASDAQ Stock Market (“NASDAQ”), and NYSE American (“Amex”), certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain MLP securities experience limited trading volumes, the prices of such MLPs may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Adviser believes it is desirable to do so. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely the Fund’s ability to make dividend distributions to you. The Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in illiquid investments.
■	Non-U.S. Issuer Risk. Certain companies in which the Fund may invest may be non-U.S. issuers. These securities involve risks beyond those associated with investments in U.S. securities, including greater market volatility, higher transactional cost, the possibility that the liquidity of such securities could be impaired because of future political and/or economic developments, taxation by foreign governments, political instability, the possibility that foreign governmental restrictions may be adopted which might adversely affect such securities and that the selection of such securities may be more difficult because there may be less publicly available information concerning such non-U.S. issuers or the accounting, auditing and financial reporting standards, practices and requirements applicable to non-U.S. issuers may differ from those applicable to U.S. issuers.

■	Private Equity and Debt Risks. Private equity and debt investments involve a high degree of business and financial risk and can result in substantial or complete losses. Some portfolio companies in which the Fund may invest in may be operating at a loss or with substantial variations in operating results from period to period and may need substantial additional capital to support expansion or to achieve or maintain competitive positions. The Fund can offer no assurance that the marketing efforts of any particular portfolio company will be successful or that its business will succeed. Additionally, privately held companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Adviser may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which the Fund invests. Private debt investments also are subject to interest rate risk, credit risk and duration risk.

■	Small Cap Company Risk. Smaller companies may present greater opportunities for capital appreciation but may involve greater risk than larger, more mature issuers. Such smaller companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, the prices of their securities may fluctuate more than those of larger issuers.

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Performance Information

The bar chart and performance table below provide some indication of the risks of investing in the Energy Fund. The bar chart shows the Fund’s performance for each full calendar year over the lifetime of the Fund’s Class A Shares. Sales loads and account fees are not reflected in the bar chart; if they were, returns would be less than those shown. The Fund’s performance table shows how the Fund’s average annual returns for 1 year, 5 years, and since inception compare with those of a broad measure of market performance. Institutional Shares commenced operations on May 1, 2020, and performance information will be included when that share class has been operational for a full calendar year. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling Ultimus Fund Solutions, LLC, the Fund’s transfer agent (the “Transfer Agent”), at 1-800-452-4892.

The performance information displayed in the bar chart is the performance of Class A Shares only, which will differ from Class C Shares and Institutional Shares to the extent the Classes do not have the same expenses and inception dates.

Energy Fund’s Annual Returns (%)

Class A Shares

Best Quarter	28.12% in the quarter ended June 30, 2020
Worst Quarter	(51.55)% in the quarter ended March 31, 2020

Performance Table

Average annual total returns for the periods ended December 31 (with maximum sales charges)

			Since
	1 Year	5 Years	Inception(1)
Spirit of America Energy Fund – Class A
Return Before Taxes	(38.34)%	(8.43)%	(14.11)%
Return After Taxes on Distributions(2)(3)	(38.34)%	(8.43)%	(14.12)%
Return After Taxes on Distributions and Sale of Fund Shares(2)(3)	(22.70)%	(6.13)%	(9.53)%
Spirit of America Energy Fund – Class C
Return Before Taxes	(35.55)%	N/A	(6.81)%
Spirit of America Energy Fund – Institutional
Return Before Taxes	N/A	N/A	N/A
S&P 500 Index(4)	18.40%	15.22%	12.77%

(1)	Class A Shares of the Energy Fund commenced operations on July 10, 2014. Class C Shares of the Energy Fund commenced operations on March 15, 2016. Institutional Shares of the Energy Fund commenced operations on May 1, 2020. Performance information for Institutional Shares will be included when that share class has been operational for a full calendar year.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(3)	Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

(4)	S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

Investment Adviser

Spirit of America Management Corp. (the “Adviser”).

Portfolio Manager

Douglas Revello serves as the Portfolio Manager and is primarily responsible for the day-to-day management of the Energy Fund. Mr. Revello has been the Portfolio Manager of the Energy Fund since January 16, 2020. Mr. Revello has been associated with the Adviser since May 18, 2009.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Energy Fund.

Purchasing and Selling Fund Shares:

	Minimum	Subsequent
	Initial	Minimum
	Investment	Investment
Class A Shares and Class C Shares	$500	$50
Institutional Shares	$100,000	$10,000

You may purchase or redeem (sell) your shares of the Energy Fund on each day that the NYSE is open for business. Transactions may be initiated by written request (Spirit of America Investment Fund, Inc., c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246-0707), by telephone or through wire transfer.

Taxes

The Energy Fund is classified for federal tax purposes as a taxable regular corporation or so-called Subchapter “C” corporation. As a “C” corporation, the Fund is subject to U.S. federal income tax on its taxable income at the rates applicable to corporations (currently, at a flat rate of 21%) as well as state and local income taxes. For important tax information please see the section “U.S. Federal Income Taxes” in the Energy Fund’s prospectus.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase shares of the Energy Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Energy Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SOAEX-SP21

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